MFS(R) Cash Reserve Fund
                       MFS(R) Government Money Market Fund
                            MFS(R) Money Market Fund

    Supplement to Current Prospectus and Statement of Additional Information


Although the New York Stock Exchange remains closed, shares of the Fund may be purchased or redeemed on any weekday from September 14, 2001 until the reopening of the Exchange, provided the Federal Reserve Banks remain open. Checkwriting privileges, purchase and redemption deadlines and pricing times will otherwise remain as stated in the prospectus and statement of additional information. However, until normal Exchange operations resume, the Fund will not process exchange requests and the Fund will not be able to accept orders to purchase or redeem shares from certain retirement accounts, including employer-sponsored retirement plans.

Any eligible investor or shareholder who wishes to place an order to purchase or redeem shares of the Fund should phone MFS Service Center, Inc. at 1-800-225-2606. Please do not use the MFS Funds web site or MFS Talk, as the Funds will not be able to complete your transaction request through these services.


                The date of this supplement is September 14, 2001